                                                                   EXHIBIT 10.15

                            MEDICAL RESOURCES, INC.
                             1998 STOCK OPTION PLAN

     1. Definitions.  As used in this 1998 Stock Option Plan of Medical
        -----------
Resource, Inc., the following terms shall have the following meanings:

     "Affiliate" means any affiliate of the Company within the meaning of 17 CFR
(S) 230.405.

     "Board of Directors" means the Company's board of directors.

     "Change in Control" shall mean:

        (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Stock, taking into account as outstanding for this purpose such shares issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire shares (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors or member managers (the "Outstanding Company Voting Securities");

     provided, however, that for purposes of this subsection (a), the following
     --------  -------
     acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company, (C) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of Section 7(c), or (D) any acquisition by any entity in which the Executive has a direct or indirect equity interest of greater than five percent; or

        (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a major of the Board; provided, however, that any individual becoming a
                   --------  -------
     director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock or interests and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (ii) no Person (excluding (A) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company, or such corporation resulting from such Business Combination or any Affiliate of such corporation, or (B) any entity in which the Executive has a direct or indirect equity interest of greater than five percent or any Affiliate of such entity) beneficially owns, directly or indirectly, 50% or more (on a fully diluted basis) of, respectively, the then outstanding shares of common stock or interests of the corporation or entity resulting from such Business Combination, taking into account as outstanding for this purpose such common stock or interests issuable upon the exercise of options or warrants, the conversion of convertible stock, interests or debt, and the exercise of any similar right to acquire such common stock or interests, or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors or equivalent governing body of the corporation or other entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

        (d) Approval by the shareholders or equityholders of the Company of a complete liquidation or dissolution of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the full Board of Directors, the Compensation Committee of the Board of Directors or such other committee of at least two people as the Board of Directors may appoint to administer the Plan.

     "Company" means Medical Resources, Inc., a Delaware corporation.

     "Effective Date" shall have the meaning ascribed to it in Section 21 hereof.

     "Exchange Act" means the Securities Exchange Act of 1934.

     "Fair Market Value" on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

     "Grant Date" means the date on which an Option is granted, as specified in
Section 7.

     "Incentive Option" means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Nonemployee Director" means a director of the Company who is not an officer or employee of the Company and who is (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code; provided, however, that clause (ii) shall apply only with
                    --------  -------
respect to grants of Options intended by the Committee to qualify as "performance-based compensation" under Section 162(m) of the Code.

     "Nonstatutory Option" means any Option that is not an Incentive Option.

     "Option" means an option to purchase shares of the Stock granted under the Plan.

     "Option Agreement" means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

     "Option Period" shall have the meaning ascribed to it in Section 9 hereof.

     "Option Price" means the price paid or to be paid by an Optionee for a share of Stock upon exercise of an Option.

     "Optionee" means a person eligible to receive an Option, as provided in
Section 6, to whom an Option shall have been granted under the Plan.

     "Plan" means this 1998 Stock Option Plan of the Company.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Stock" means common stock, par value $.01 per share, of the Company.

     "Subsidiary" means any subsidiary of the Company as defined in Section 424(f) of the Code.

     "Ten Percent Owner" means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiary corporations). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

        2.     Purpose.  The Plan is intended to encourage ownership of the
               -------
Stock by key employees and directors of, and consultants to, the Company and its Subsidiaries and to provide additional incentive for them to promote the success of the Company's business. The Plan is intended to provide for the grant of Incentive Options and Nonstatutory Options.

        3.     Term of the Plan.  The expiration date of the Plan, after which
               ----------------
no Options may be granted hereunder, shall be the date that is ten years following the Effective Date; provided, however, that the administration of the
                              --------  -------
Plan shall continue in effect until all matters relating to the payment of Options previously granted have been settled.

        4.     Administration.
               --------------

        (a) The Plan shall be administered by the Committee. Unless otherwise determined by the Board of Directors, each member of the Committee shall, at the time he takes any action with respect to an Option under the Plan, be a Nonemployee Director. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

        (b) Subject to the provisions of the Plan (including, without limitation, the provisions of Sections 8 and 9), the Committee shall have complete authority, in its discretion, to make the following determinations with respect to each Option to be granted by the Company: (a) the key employee, director or consultant to receive the option; (b) whether the option (if granted to an employee) will be an Incentive Option or a Nonstatutory Option; (c) the time of granting the Option; (d) subject to Section 5, the number of shares of the Stock subject to the Option; (e) the Option Price; (f) the vesting schedule, if any, over which the Option shall become exercisable; (g) the expiration date of the Option (which may not be more than ten (10) years after the date of grant thereof); and (h) the restrictions, if any, to be imposed upon transfer of shares of the Stock purchased by the Optionee upon the exercise of the Option. The Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determination on the matters referred to in this Section 4 shall be conclusive.

        5.     Stock Subject to the Plan.  The Plan covers 1,500,000 shares of
               -------------------------
the Stock, subject, however, to the provisions of Section 11 of the Plan. The number of shares of the Stock purchased pursuant to the exercise of options and the number of shares of the Stock subject to outstanding Options shall be charged against the shares covered by the Plan; but shares of the Stock subject to Options which terminate without being exercised shall not be so charged. Shares of the Stock to be issued upon the exercise of Options may be either authorized but unissued shares or shares held by the Company in its treasury. [During calendar year 1998, no person may be granted Options with respect to more than 450,000 shares of Stock; provided, that during any other calendar year
                                   --------
no person may be granted Options with respect to more than 100,000 shares of Stock.]

        6.     Eligibility.  An Option may be granted only to a key employee,
               -----------
director or consultant of the Company or a Subsidiary, provided, that Incentive Options may be granted only to a key employee of the Company or a Subsidiary.

        7.     Discretionary Grant of Stock Options.  The Committee is
               ------------------------------------
authorized to grant one or more Incentive Options or Nonstatutory Options to any person who meets the eligibility requirements of Section 6. Each Option so granted shall be subject to the provisions of the Plan, or to such other conditions as may be reflected in the applicable Option Agreement.

        8. Option Price. The Option Price per share of Stock for each Option
           ------------
shall be set by the Committee at the time of grant but shall not be less than, in the case of an Incentive Option, 100% of the Fair Market Value of the Stock on the Grant Date, or not less than 110% of the Fair Market Value of the Stock on the Grant Date if the Optionee is a Ten Percent Owner; provided, however,
                                                          --------  -------
that all Options intended to qualify as "performance-based compensation" under
Section 162(m) of the Code shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Grant Date.

        9. Option Period. Options shall vest and become exercisable in such
           -------------
manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); provided, however, that no Incentive Option may
                                 --------  -------
be exercised later than the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner; further, provided, however, that notwithstanding any
                        -------  --------  -------
vesting dates set by the Committee, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

        10. $100,000 Per Year Limitation for Incentive Stock Options. To the
            --------------------------------------------------------
extent the aggregate Fair Market Value (determined as of the Grant Date) of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Options shall be treated as Nonstatutory Options.

        11.     Manner of Exercise and Form of Payment.
                --------------------------------------

        (a) The Options shall be exercised by delivering written notice to the Company stating the number of shares of Stock to be purchased, the person or persons in whose name the shares of Stock are to be registered and each such person's address and social security number. Such notice shall not be effective unless accompanied by the full purchase price for all shares to be purchased, and any applicable withholding (as described below). The purchase price shall be payable in cash or, in the discretion of the Board, in shares of Stock or any combination thereof; provided that the Optionee may use Stock in payment of the exercise price only if the shares so used are considered

"mature" for purposes of generally accepted accounting principles, i.e., (i)
                                                                   ----
been held by the Optionee free and clear for at least six months prior to the use thereof to pay part of an Option exercise price, (ii) been purchased by the Optionee on the open market, or (iii) meet any other requirements for "mature" shares as may exist on the date of the use thereof to pay part of an Option exercise price. Payment in currency or by certified or cashier's check shall be considered payment in cash. In the event that all or part of the purchase price is paid in shares of Stock, the shares used in payment shall be valued at their Fair Market Value on the date of exercise of the Options. Subject to, and promptly after, the Optionee's compliance with all of the provisions of this
Section 11, the Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares of the Stock then being purchased by him or her. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Optionee to take any action in connection with shares of the Stock being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares (including, without limitation, any exercise of the Option and delivery of the certificate or certificate for such shares in accordance with the procedures set forth in
Section 11(c) below) shall be postponed until completion of the necessary action, which shall be taken at the Company's expense. The number of shares of Stock subject to each outstanding Option shall be reduced by one share for each share of the Stock purchased upon exercise of the Option.

        (b) The Company's obligation to deliver shares of Stock upon exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Optionee shall satisfy such obligations by making a payment of the requisite amount in cash or by check, unless the Optionee is entitled to and has elected to effect such payment through a "cashless" exercise in accordance with Section 11(c) below.

        (c) In lieu of the methods of exercise described in Section 11(a) above, an Optionee may, unless prohibited by applicable law, elect to effect payment by including with the written notice of exercise referred to in Section 11(a) above irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company a number of shares of Stock subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate option price payable with respect to such shares and, if the Optionee further elects, the Optionee's withholding obligations under Section 11(b) with respect to such exercise, together with irrevocable instructions to such broker to sell such shares and to remit directly to the Company such aggregate option price and, if the Optionee has so elected, the amount of such withholding obligations. The Company shall not be required to deliver to such securities broker any stock certificate for such shares until it has received from the broker such aggregate option price and, if the Optionee has so elected, the amount of such withholding obligations.

        12.     Transferability of Options. Unless specifically allowed by the
                --------------------------
Committee, Options shall not be transferable, otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

        13.     Termination of Employment, Disgorgement of Certain Profits.
                ----------------------------------------------------------

        (a) If an Optionee ceases to be an employee, director or consultant of the Company or a Subsidiary for any reason other than retirement of an employee (in accordance with any qualified retirement plan maintained by the Company) or death of an Optionee, any Option held by that Optionee may be exercised by the Optionee at any time within 90 days after the termination of such relationship, but only to the extent exercisable at termination and in no event after the Option Period. If an Optionee enters retirement from employment or dies, any Option held by that Optionee may be exercised by the Optionee or the Optionee's executor or administrator, as applicable, at any time within the shorter of the option period or 12 months after the date of retirement or death, but only to the extent exercisable at retirement or death. Options which are not exercisable at the time of termination of such relationship or which are so exercisable but are not exercised within the time periods described above shall terminate. Military or sick leave shall not be deemed a termination under this Section 14 provided that it does not exceed the longer of 90 days or the period during which the reemployment rights of the absent employee, director or consultant are guaranteed by statute or by contract.

        (b) Unless otherwise stated in the applicable Option Agreement, if, during the twelve-month period following the cessation of an Optionee's employment with, and/or directorship of, and/or consultancy for, the Company or a Subsidiary, as the case may be, and regardless of the reason or absence of reason for such cessation (the date of which cessation hereinafter, a "Cessation Date"), said Optionee engages directly or indirectly in any business, activity or enterprise which diverts business from, is in conflict with, causes a competitive disadvantage to, or otherwise adversely affects the interests or business of, the Company or a Subsidiary (all as reasonably determined by the Committee), the Optionee shall automatically owe to the Company, and shall promptly and without demand pay to the Company, with respect to each share of Stock issued to the Optionee upon the full or partial exercise of each Option exercised by the Optionee from and after that date which is nine (9) months prior to the Optionee's Cessation Date, an amount equal to the excess of the Fair Market Value of such share on the date of exercise over the Option Price paid by the Optionee for such share; provided that, on a case by case basis, a majority of disinterested members of the Board of Directors or the Committee may, in their sole discretion, waive enforcement of this provision, in whole or in part; and provided further that no such waiver shall be deemed a waiver of enforcement in any other instance.

        14.     Adjustment of Number of Shares; Fractional Shares.
                -------------------------------------------------

        (a) Options granted under the Plan and any agreements evidencing such Options, the maximum number of shares of Stock subject to all Options and the maximum number of shares of Stock with respect to which any one person may be granted Options during any year shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Grant Date of any such Option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Optionees in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan, and the aggregate number of shares of Stock as to which Options may be granted to any one person over the term of the Plan, shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Options under this Section 15 shall be made only to the extent not constituting a "modification" within the meaning of
Section 424(h)(3) of the Code, and any adjustments under this Section 15 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for Options under Section 162(m) of the Code. The Company shall give each Optionee notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

     Unless otherwise provided in an Option Agreement, upon a Change in Control the Option shall terminate, but the Optionee (if at the time an employee, director or consultant of the Company, or a Subsidiary, as appropriate) shall have the right, immediately prior to such event, to exercise the Option, to the extent then exercisable by its terms and not theretofore exercised. In the event of a Change in Control, the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options and pay to the Optionees thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 14 may be varied by the Committee in any particular Option Agreement. No fraction of a share of the Stock shall be purchasable or deliverable, but in the event any adjustment of the number of shares of the Stock covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of the Stock of the nature contemplated by this
Section 14 after the Effective Date, the number of shares of the Stock available for the purpose of the Plan as stated in Section 5 and the exercise price per share of each Option shall be correspondingly adjusted.

        15. Stock Reserved. The Company shall at all times during the term of
            --------------
the Options reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Plan and shall pay all other fees and expenses necessarily incurred by the Company in connection therewith.

        16. Limitation of Rights in Option Stock. The Optionee shall have no
            ------------------------------------
rights as stockholder in respect of shares of the Stock as to which his or her Option shall not have been exercised, certificates issued and delivered and payment as herein provided made in full, and shall have no rights with respect to such shares not expressly conferred by this Plan.

        17. Purchase for Investment. The Optionee shall make such
            -----------------------
representations with respect to investment intent and the method of disposal of optioned shares of the Stock as the Board of Directors may deem advisable in order to assure compliance with applicable securities laws.

        18. Voluntary Surrender. The Committee may permit the voluntary
            -------------------
surrender of all or any portion of any Nonstatutory Option granted under the Plan to be conditioned upon the granting to the Optionee of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonstatutory Option surrendered.

        19.     Termination and Amendment of Plan.  The Board of Directors may
                ---------------------------------
at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable, provided, that the Board of Directors may not, without the approval of the Company's shareholders in a manner which complies with the requirements of Sections 422 and 162(m) of the Code and the requirements of any exchange on which the Stock may be listed, increase the maximum number of shares available for option under the Plan (other than as provided in Section 14). In addition, unless the Committee specifically determines otherwise, approval of the Company's shareholders in a manner which complies with the requirements of Sections 422 and 162(m) of the Code shall be required for any other amendment to the Plan which, without such shareholder approval, would cause (i) Options intended to be Incentive Options to fail to qualify as Incentive Options or (ii) Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code to fail to so qualify. No termination or amendment of the Plan may, without the consent of the Optionee to whom any Option shall theretofore have been granted, adversely affect the rights of that Optionee under that Option.

        20.     General
                -------

        (a) Government and Other Regulations. Notwithstanding any terms or
            --------------------------------
conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        (b) Claim to Options and Employment Rights. No employee or other person
            --------------------------------------
shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

        (c)    Payments to Persons Other Than Participants. If the Committee
               -------------------------------------------
shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

        (d)     No Liability of Committee Members. No member of the Committee
                ---------------------------------
shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board
                                --------  -------
shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        (a)     Governing law. The Plan shall be governed by and construed in
                -------------
accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

        (f)     Funding. Except as provided under Section 10, no provision of
                -------
the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

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

        (g)     Relationship to Other Benefits. No payment under the Plan shall
                ------------------------------
be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

        (h)     Expenses. The expenses of administering the Plan shall be borne
                --------
by the Company and its Subsidiaries and Affiliates.

        (i)     Pronouns.  Masculine pronouns and other words of masculine
                --------
gender refer to both men and women.

        (j)     Titles and Headings. The titles and headings of the sections in
                -------------------
the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

        21.     Effective Date.  The Plan is effective as of __________, the
                --------------
date of adoption of the Plan by the Board of Directors. The effectiveness of the Plan and the validity of any and all Options granted pursuant to the Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with Sections 422(b)(1) and 162(m) of the Code. Unless and until the stockholders approve the Plan in compliance therewith, no Option granted under the Plan shall be effective.


*****

As adopted by the Board of Directors
of Medical Resources, Inc.
on June __, 1998

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